Exhibit 32.1


    Certifications of Chief Executive Officer and Chief Financial Officer
                     pursuant to 18 U.S.C. Section 1350,
     as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


 In connection with the Quarterly Report on Form 10-QSB/A of Integrated Performance Systems, Inc. (the "Company") for the period ended January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: January 31, 2006          /s/ BRAD JACOBY
                                 -------------------------------------
                                 Brad Jacoby
                                 President and Chief Executive Officer



 Date: January 31, 2006          /s/ BRAD J. PETERS
                                 -------------------------------------
                                 Brad J. Peters
                                 Chief Financial Officer